Exhibit 23.1
                                  ------------

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Louisiana-Pacific Corporation on Form S-8 of our report dated February 6, 1998, appearing in Amendment No. 1 to the Annual Report on Form 10-K/A of Louisiana-Pacific Corporation for the year ended December 31, 1997.


DELOITTE & TOUCHE LLP

May 27, 1998